[SHIP LOGO VANGUARD /(R)/]

VANGUARD(R) TARGET RETIREMENT FUNDS
SUPPLEMENT TO THE PROSPECTUS DATED JUNE 7, 2006

NEW TARGET INDEX FOR ONE OF THE UNDERLYING FUNDS OF THE VANGUARD TARGET RETIREMENT FUNDS

Vanguard Emerging Markets Stock Index Fund, one of the underlying funds in which the Vanguard Target Retirement Funds invest, has adopted the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Emerging Markets Index as its target index, after approval by the Fund's board of trustees. The Fund had been tracking the Select Emerging Markets Index, which was developed exclusively for Vanguard by MSCI and was designed to reduce risk by excluding certain countries because of concerns about illiquidity, repatriation of capital, or entry barriers to those markets. Over time, the former target index was adjusted to reflect changes in the world's markets, adding countries until it came to reflect the broader MSCI Emerging Markets Index, thereby eliminating the advantages of following the Select Emerging Markets Index.

The new index comprises more than 850 issues from 25 emerging markets. Like the previous index, the MSCI Emerging Markets Index measures the performance of stocks issued by companies located in emerging-market countries, so the investment objective and risks described in the Fund's current prospectus have not changed. That said, the new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the previous index.


The paragraph describing the Emerging Markets Stock Index Fund in the SECURITY SELECTION section is replaced with the following text:


Vanguard Emerging Markets Stock Index Fund seeks to track the performance of the MSCI Emerging Markets Index by investing in the common stocks included in the Index. This Index is made up of approximately 850 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. The Index is most heavily weighted in South Korea, Taiwan, Brazil, China, and Russia.







Vanguard and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSD308 082006